                           RCM GLOBAL HEALTH CARE FUND

                                   OFFERED BY:

                             RCM EQUITY FUNDS, INC.

                       FOUR EMBARCADERO CENTER, SUITE 3000
                         SAN FRANCISCO, CALIFORNIA 94111
                                 (800) 726-7240

             THIS PROSPECTUS RELATES TO RCM GLOBAL HEALTH CARE FUND,
          WHICH SPECIALIZES IN EQUITY AND EQUITY-RELATED SECURITIES OF
                   DOMESTIC AND FOREIGN HEALTH CARE COMPANIES

                                 _______________

RCM GLOBAL HEALTH CARE FUND (THE "FUND") is a non-diversified series of RCM Equity Funds, Inc. (the "Company"), an open-end management investment company. Shares of the Fund may be purchased at their net asset value per share next calculated after an order is received in proper form, plus a sales charge if applicable. (See HOW TO PURCHASE SHARES.)

The Fund's investment objective is to seek appreciation of capital, primarily through investment in equity and equity-related securities of domestic and foreign companies in the health care sector and related industries. Such investments will be chosen primarily with regard to their potential for capital appreciation. Current income will be considered only as part of total investment return and will not be emphasized. (See INVESTMENT OBJECTIVE AND POLICIES.)

Investments in equity and equity-related securities of domestic and foreign companies in the health care and related industries involve significant risks, some of which are not typically associated with investments in securities of domestic issuers or issuers engaged in other types of business. There can be no assurance that the Fund will achieve its investment objective. (See INVESTMENT AND RISK CONSIDERATIONS.)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. Investors should read this document and retain it for future use. A Statement of Additional Information for the Fund dated December 31, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Statement may be obtained, without charge, by writing or calling the Company at the address or telephone number set forth above.

                                 _______________

                The date of this Prospectus is December 31, 1996


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TABLE OF CONTENTS

                                                                            PAGE

 Prospectus Summary  . . . . . . . . . . . . . . . . . . . . . . . .          3

 Summary of Fees and Expenses  . . . . . . . . . . . . . . . . . . .          5

 Investment Objective and Policies . . . . . . . . . . . . . . . . .          6

 Investment and Risk Considerations  . . . . . . . . . . . . . . . .         12

 Organization and Management . . . . . . . . . . . . . . . . . . . .         15

 How to Purchase Shares  . . . . . . . . . . . . . . . . . . . . . .         18

 Stockholder Services  . . . . . . . . . . . . . . . . . . . . . . .         22

 Redemption of Shares  . . . . . . . . . . . . . . . . . . . . . . .         23

 Investment Results  . . . . . . . . . . . . . . . . . . . . . . . .         24

 Dividends, Distributions and Taxes  . . . . . . . . . . . . . . . .         24

 General Information . . . . . . . . . . . . . . . . . . . . . . . .         25





 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN
 CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

RCM GLOBAL HEALTH CARE FUND
PROSPECTUS SUMMARY

The following summary is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus:

WHAT IS THE FUND'S OBJECTIVE?

The Fund's investment objective is to seek long-term appreciation of capital, primarily through investment in equity and equity-related securities of domestic and foreign companies in the health care sector and related industries. Such investments will be chosen primarily with regard to their potential for capital appreciation. Current income will be considered only as part of total return and will not be emphasized. There can be no assurance that the Fund will achieve its investment objective. (See INVESTMENT OBJECTIVE AND POLICIES.)

WHAT DOES THE FUND INVEST IN?

Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in equity and equity-related securities of domestic and foreign companies in the health care sector and related industries. The Fund will seek investment opportunities in companies engaged in the design, production or sale of health care and medical products and related services. Such companies may be in a variety of industries and may include pharmaceutical companies, biochemical and biotechnology companies involved in research and development, companies involved in ownership and/or operation of health care facilities, franchises or practices, and companies that design, produce or sell medical, dental and optical products or health care related services.

DOES THE FUND INVEST GLOBALLY?

The Fund may invest up to 100% of the value of its total assets in equity and equity-related securities of foreign issuers, including emerging market issuers. Under normal market conditions, the Fund's assets will be invested in equity and equity-related securities of companies organized or headquartered in at least three different countries (one of which may be the United States). While there is no limitation on the countries in which the Fund may invest, the Fund currently expects that the majority of its foreign investments will be in securities of companies organized or headquartered in Japan and the countries of Western Europe, and up to 30% of the value of the Fund's total assets may be invested in securities of companies organized or headquartered in emerging market countries. However, the Fund will not invest more than 10% of the value of its total assets in securities of issuers that are organized or headquartered in any one emerging market country. Investment in emerging markets may involve greater risks than investments in other foreign markets, as a result of factors such as less-developed economic and legal structures, less stable political systems, and less liquid securities markets.

SHOULD I INVEST IN THE FUND?

The Fund believes that there are attractive investment opportunities in the health care sector and related industries. In the last several years, advances in medical treatment have addressed medical conditions that were previously untreatable. The Fund's investment manager believes it is likely that further developments in pharmaceutical, biotechnology and medical supply companies will offer other effective medical treatments. In addition, in the United States, as well as internationally, an aging population will require more frequent and cost-efficient services. Yet the stocks of individual health care companies can be volatile, and analyzing individual companies can be time-intensive. A global health care fund offers experienced professional management to investors who wish to invest in these industries.

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The Fund is designed for investors who recognize and are prepared to accept these risks in exchange for the possibility of higher returns. Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek an aggressive approach to capital growth, and can accept the above-average level of price fluctuations that the Fund may experience, the Fund may be an appropriate part of your overall investment strategy.

WHO OPERATES THE FUND?

The Fund's investment manager is RCM Capital Management, L.L.C. ("RCM" or the "Investment Manager"), a registered investment adviser with principal offices in San Francisco, California. RCM and its predecessors have over 25 years of experience in investing in equity securities. RCM currently provides investment management services to institutional and individual clients and registered investment companies with aggregate assets in excess of $25 billion. (See ORGANIZATION AND MANAGEMENT.) The custodian of the Fund's assets is State Street Bank and Trust Company.

WHAT ARE SOME OF THE POTENTIAL INVESTMENT RISKS?

Investment in the Fund is subject to a variety of risks in addition to those normally associated with investment in a portfolio of equity securities. (See INVESTMENT AND RISK CONSIDERATIONS.)

Investments in equity and equity-related securities of health care companies may involve significant risks, some of which are not typically associated with investment in securities of other issuers. These include substantial competitive and pricing pressures, rapid product obsolescence, dependence on extensive research and development, and sensitivity to changes in governmental regulations and policies.

The Fund's investments will be focused in the health care sector of the United States and foreign economies. As a result of the Fund's focus on a single sector, the Fund's net asset value may be more volatile in price than the net asset value of a more broadly diversified portfolio.

Investment in securities of foreign companies involves significant additional risks, including fluctuations in foreign exchange rates, political or economic instability in the country of issue, and the possible imposition of exchange controls or other laws or restrictions. Foreign issuers generally are not subject to accounting and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. There is generally less government regulation of securities markets, exchanges and dealers than in the United States, and the costs associated with transactions in and custody of securities traded on foreign markets are generally higher than in the United States.

DOES THE FUND HEDGE ITS INVESTMENTS?

The Fund may use a variety of techniques to hedge investments.   These include
currency management techniques; options on securities, indices and currencies; financial and foreign currency futures contracts and options; and currency swaps. Each of these hedging techniques also involves certain risks. (See INVESTMENT OBJECTIVE AND POLICIES and INVESTMENT AND RISK CONSIDERATIONS.)

IS THERE A MINIMUM INVESTMENT?

There is no minimum initial investment for investors purchasing shares through a broker-dealer or other financial institution having a service agreement with the Investment Manager and maintaining an omnibus account with the Fund. For other investors, the minimum initial investment is $5,000, and the minimum subsequent investment is $250 (other than investments through the Fund's automatic dividend reinvestment plan). Shares of the Fund may be purchased at the net asset value per share next calculated after an order is received in proper form, plus a sales charge if applicable. (See HOW TO PURCHASE SHARES.)

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CAN I REDEEM SHARES AT ANY TIME?

You may redeem your shares at any time at their net asset value, without a redemption charge. (See REDEMPTION OF SHARES.)


SUMMARY OF FEES AND EXPENSES

WHAT EXPENSES WILL THE FUND INCUR?

The following information is designed to help you understand various costs and expenses of the Fund that an investor may bear directly or indirectly. The information is based on the Fund's expected expenses for its first year of operation, and should not be considered a representation of future expenses or returns. Actual expenses and returns may be greater or less than those shown below.

STOCKHOLDER TRANSACTION EXPENSES

Maximum sales load imposed on                             5.00%
purchases (as a percentage of
offering price)++

Sales load imposed on reinvested dividends                None

Deferred sales loads                                      None

Redemption fees                                           None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Investment management fees                               1.00%

Rule 12b-1 expenses                                      0.30%

Other expenses
(after expense reduction**)                              0.80%

Total Fund operating expenses
(after expense reduction**)                              2.10%

EXAMPLE OF PORTFOLIO EXPENSES              1 Year       3 Years
                                           ------       -------

You would pay the following total
expenses on a $1,000 investment,
assuming (1) a 5% annual
return and (2) redemption
at the end of each time period              $ 70         $ 113

++   Sales charges are reduced for purchases of $1,000,000 or more, and are waived for certain persons. The National Association of Securities Dealers, Inc. limits total annual sales charges (including Rule 12b-1 expenses) to all purchasers of shares of the Fund to 6.25% of new sales plus an interest factor. However, long-term stockholders may pay more than the economic equivalent of the maximum sales charge permitted by the NASD. (See HOW TO PURCHASE SHARES.)

**   The Investment Manager has voluntarily agreed, until at least December 31,
1997, to pay the Fund on a quarterly basis the amount, if any, by which certain ordinary operating expenses of the Fund exceed the annual rate of 2.10% of the average daily net assets of the Fund. In subsequent years, the Fund will reimburse the Investment Manager for any such payments to the extent that the Fund's operating expenses are otherwise below this expense cap. (See ORGANIZATION AND MANAGEMENT.) Other expenses and total Fund operating expenses for the first year of operation of the Fund, without expense reduction, are estimated to be 3.52% and 4.82%, respectively, of the Fund's average daily net assets.

In accordance with applicable regulations of the Securities and Exchange Commission (the "SEC"), the Example of Portfolio Expenses assumes that (1) the percentage amounts listed under Annual Fund Operating Expenses will remain the same in each of the one and three year periods; and (2) all dividends and distributions are reinvested by the stockholder. SEC regulations require that the example be based on a $1,000 investment, although the minimum initial purchase of Fund shares is higher. (See HOW TO PURCHASE SHARES.)

For more information concerning fees and expenses of the Fund, see ORGANIZATION AND MANAGEMENT and DIVIDENDS, DISTRIBUTIONS AND TAXES.


INVESTMENT OBJECTIVE AND POLICIES

WHAT IS THE FUND'S OBJECTIVE?

The Fund's investment objective is to seek long-term appreciation of capital, primarily through investment in a portfolio of equity and equity-related securities of domestic and foreign companies in the health care sector and related industries. Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in such securities. The Fund's investments will be chosen primarily with regard to their potential for capital appreciation. Current income will be considered only as part of total return and will not be emphasized. There can be no assurance that the Fund will achieve its investment objective.

HOW DOES THE FUND SELECT SECURITIES FOR ITS PORTFOLIO?

The Fund intends to invest primarily in equity and equity-related securities of companies in the health care sector and related industries. In most cases, these companies will have one or more of the following characteristics: superior management; strong balance sheets; differentiated or superior products or services; substantial capacity for growth in revenue, through either an expanding market or through expanding market share; strong commitment to research and development; or a steady stream of new products or services.

The Investment Manager will seek to identify companies that are expected to have higher-than-average rates of growth and strong potential for capital appreciation relative to the potential downside risk of an investment. While the Fund will emphasize investments in growth companies, the Fund also expects to invest in other companies that are not traditionally considered to be growth companies, such as emerging growth companies and cyclical and semi-cyclical companies in developing economies, if the Investment Manager believes that such companies have above-average growth potential. In determining whether securities of particular issuers are believed to have the potential for capital appreciation, the Investment Manager will evaluate the fundamental value of each enterprise, as well as its prospects for growth. Because current income is not the Fund's investment objective, the Fund will not restrict its investments in equity and equity-related securities to those issuers with a record of dividend payments. Generally speaking, disposal of a portfolio security will be based upon such factors as (i) actual or potential deterioration of the issuer's earning power which the Investment Manager believes may adversely affect the price of its securities, (ii) increases in the price level of the security or securities generally which the Investment Manager believes reflect expected earnings growth too far in advance of realization, and (iii) changes in the relative investment opportunities offered by other securities.


There is no limitation on the market capitalization of the companies in which the Fund will invest. However, as of the date of this Prospectus, the Investment Manager intends to invest primarily in equity and equity-related securities of companies with market capitalizations of at least $1 billion, and does not intend to invest more than 15% of the value of the Fund's total assets in securities of companies with market capitalizations below $100 million at the time of purchase.

WHAT ARE HEALTH CARE COMPANIES?

Health care companies are issuers which are principally engaged in the health care business, including but not limited to pharmaceutical, biotechnology and medical companies. A company will be deemed to be principally engaged in the health care business if at least 50% of its earnings or revenues is derived from health care activities, or at least 50% of its assets is devoted to such activities, based upon the company's financial statements as of the end of its most recent fiscal year. The types of companies that the Fund may invest in will be broadly interpreted by the Investment Manager so that the Fund will be positioned to benefit from holdings in all companies that may benefit from the health care business.

WHAT ARE EQUITY AND EQUITY-RELATED SECURITIES?

Equity and equity-related securities in which the Fund has the authority to invest include common stock, preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock, and options on stock and stock indices. In addition, equity and equity-related securities may include securities sold in the form of depository receipts and securities issued by other investment companies. The Fund currently intends to invest primarily in common stock and depository receipts.

WHAT KINDS OF FOREIGN SECURITIES WILL THE FUND INVEST IN?

Under normal market conditions, as a fundamental policy which cannot be changed without stockholder approval, the Fund's assets will be invested in equity and equity-related securities of companies organized or headquartered in at least three different countries (including the United States).

The portion of the Fund's assets invested in foreign securities will vary from time-to-time, depending on the Investment Manager's view of foreign investment opportunities and risks, and may be 100% of the value of the Fund's total assets. For purposes of this restriction, "foreign securities" includes
(i) securities of companies that are organized or headquartered, or whose operations principally are conducted, outside the United States; (ii) securities that are principally traded outside the United States, regardless of where the issuer of such securities is organized or headquartered or where its operations principally are conducted; (iii) depository receipts; and (iv) securities of other investment companies investing primarily in such equity and equity-related securities.

     Under normal market conditions, the Fund will not invest more than 25% of the value of its total assets in securities of issuers that are organized or headquartered in any one foreign country. While there is no limitation on the countries in which the Fund may invest, the Fund currently expects that the majority of its foreign investments will be in securities of companies organized or headquartered in Japan and the countries of Western Europe. In evaluating particular investment opportunities, the Investment Manager may consider, in addition, to the factors described above, the anticipated economic growth rate, the political outlook, the anticipated inflation rate, the currency outlook, and the interest rate environment for the country and the region in which a particular company is located, as well as other factors it deems relevant.

     The Fund expects that its investments in foreign securities will be comprised primarily of securities that are traded on recognized foreign securities exchanges. However, the Fund also may invest in securities that are traded only over-the-counter, either in the United States or in foreign markets, when the Investment Manager believes that such securities meet the Fund's investment criteria. Subject to the Fund's restrictions on investment in foreign securities (see WHAT OTHER INVESTMENT PRACTICES SHOULD I KNOW ABOUT?), the Fund also may invest in securities that are not publicly traded either in the United States or in foreign markets.

WILL THE FUND INVEST IN EMERGING MARKETS?

The Fund may invest up to 15% of the value of its total assets in securities of companies that are organized or headquartered in developing countries with emerging markets. However, the Fund will not invest more than 10% of the value of its total assets in securities of issuers that are organized or headquartered in any one emerging market country. The term emerging market countries includes any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation, the United Nations or its authorities, or other recognized financial institutions. As of the date of this Prospectus, the term emerging market countries is deemed to include for purposes of this Prospectus all foreign countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

DOES THE FUND BUY AND SELL FOREIGN CURRENCY?

The Fund presently expects to purchase or sell foreign currency primarily to settle foreign securities transactions. However, the Fund may also engage in currency management transactions to hedge currency exposure related to securities it owns or that it anticipates purchasing. (See DOES THE FUND HEDGE ITS INVESTMENTS?)

     For purposes of the percentage limitations on the Fund's investments in foreign securities, the term securities does not include foreign currencies. This means that the Fund could have more than the percentages of its total assets indicated above denominated in foreign currencies or multinational currency units such as the European Currency Unit (a "basket" comprised of specified amounts of currencies of certain of the members of the European Community). As a result, gains in a particular securities market may be affected, either positively or negatively, by changes in exchange rates.

DOES THE FUND HEDGE ITS INVESTMENTS?

For hedging purposes, the Fund may purchase options on stock indices and on securities that are authorized for purchase by the Fund. If the Fund purchases a "put" option on a security, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). If the Fund purchases a "call" option on a security, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option (or on the option expiration date). An option on a stock index gives the Fund the right to receive a cash payment equal to the difference between the closing price of the index and the exercise price of the option. The Fund may "close out" an option prior to its exercise or expiration by selling an option of the same series as the option previously purchased.

     The Fund may employ certain currency management techniques to hedge against currency exchange rate fluctuations. These include forward currency exchange contracts, currency options, futures contracts (and related options), and currency swaps. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Currency options are rights to purchase or sell a specific currency at a future date at a specified price. Futures contracts are agreements to take or make delivery of an amount of cash equal to the difference between the value of the currency at the close of the last trading day of the contract and the contract price. Currency swaps involve the exchange of rights to make or receive payments in specified currencies.

     The Fund may cross-hedge currencies, which involves writing or purchasing options or entering into foreign exchange contracts on one currency to hedge against changes in exchange rates for a different currency, if, in the judgment of the Investment Manager, there is a pattern of correlation between the two currencies. In addition, the Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Manager, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates. The Fund is also authorized to employ currency management techniques to enhance its total return, although it presently does not intend to do so.

WHAT OTHER INVESTMENT PRACTICES SHOULD I KNOW ABOUT?

DEPOSITORY RECEIPTS. The Fund may invest in securities of foreign companies in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), or other similar instruments representing securities of foreign companies. ADRs are receipts that typically are issued by an American bank or trust company, and represent the right to receive securities of foreign companies deposited in the domestic bank or a correspondent bank. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing a similar arrangement. When it is possible to invest either in an ADR, EDR, or GDR, or to invest directly in the underlying security, the Fund will evaluate which investment opportunity is preferable, based on price differences, relative trading volume, anticipated liquidity, differences in currency risk, and other factors.

     Although investment in ADRs involves less currency risk than investment in the underlying securities, depository receipts may have risks that are similar to those of foreign equity securities. Therefore, for purposes of the Fund's investment policies and restrictions, depository receipts will be treated as foreign equity securities, based on the country in which the underlying issuer is organized or headquartered. (See WHAT KINDS OF FOREIGN SECURITIES WILL THE FUND INVEST IN?)

OTHER INVESTMENT COMPANIES. The laws of some foreign countries may make it difficult or impossible for the Fund to invest directly in issuers organized or headquartered in those countries, or may place limitations on such investments. The only practical means of investing in such issuers may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. In such cases and in other appropriate circumstances, and subject to the restrictions referred to above regarding investments in companies organized or headquartered in foreign countries (see WHAT KINDS OF FOREIGN SECURITIES WILL THE FUND INVEST IN?), the Fund may invest up to 10% of the value of its total assets in other investment companies. However, the Fund may not invest more than 5% of the value of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company.

     To the extent that the Fund invests in other investment companies, the Fund would bear its proportionate share of any management or administration fees and other expenses paid by investment companies in which it invests. At the same time, the Fund would continue to pay its own management fees and other expenses.

     SHORT SELLING. The Fund may make short sales of securities that it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and may also make short sales of securities which it does not own or have the right to acquire. In order to deliver a security that is sold short to the buyer, the Fund must arrange through a broker to borrow the security, and becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. When the Fund makes a short sale, the proceeds of the sale are retained by the broker until the Fund replaces the borrowed security.

The value of securities of any issuer in which the Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. The Fund's ability to enter into short sales transactions is limited by the requirements of the Investment Company Act of 1940 (the "1940 Act"), and by the Internal Revenue Code of 1986, as amended (the "Code") with respect to the Fund's qualification as a regulated investment company. (See DIVIDENDS, DISTRIBUTIONS AND TAXES.)

WHEN ISSUED, FIRM COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS. The Fund may purchase securities on a delayed delivery or "when issued" basis and may enter into firm commitment agreements (transactions in which the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). Delivery and payment for these securities typically occur 15 to 45 days after the commitment to purchase, but delivery and payment can be scheduled for shorter or longer periods, based upon the agreement of the buyer and the seller. No interest accrues to the purchaser during the period before delivery. The Fund generally does not intend to enter into these transactions for the purpose of leverage, but may sell the right to receive delivery of the securities before the settlement date. The value of the securities at settlement may be more or less than the agreed upon price.

     The Fund will segregate cash, U.S. Government securities or other liquid debt or equity securities in an amount sufficient to meet its payment obligations with respect to any such transactions. To the extent that assets are segregated for this purpose, the Fund's liquidity and the ability of the Investment Manager to manage its portfolio may be adversely affected.

DEBT SECURITIES. The Fund may invest in short-term debt obligations (with maturities of less than one year) issued or guaranteed by the U.S. Government and foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), and debt obligations of international or supranational entities and domestic and foreign corporate issuers. Such debt obligations will be rated, at the time of purchase, investment grade by Standard & Poor's Corporation, Moody's Investor Services, Inc., or another recognized rating organization, or if unrated will be determined by the Investment Manager to be of comparable investment quality. Investment grade means the issuer of the security is believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher-rated securities.

     Under normal market conditions, no more than 10% of the value of the Fund's total assets will be invested in debt obligations. However, during times when the Investment Manager believes a temporary defensive posture is warranted, including times involving international, political or economic uncertainty, the Fund may hold all or a substantial portion of its assets in debt securities. When the Fund is so invested, it may not be achieving its investment objective.

BORROWING MONEY. From time-to-time, it may be advantageous for the Fund to borrow money rather than sell portfolio positions to raise the cash to meet redemption requests. In order to meet such redemption requests, the Fund may borrow from banks or enter into reverse repurchase agreements. The Fund also may borrow up to 5% of the value of its total assets for temporary or emergency purposes other than to meet redemptions. However, the Fund will not borrow money for leveraging purposes. The Fund may continue to purchase securities while borrowings are outstanding, but will not do so when the Fund's borrowings (including reverse repurchase agreements) exceed 5% of the value of its total assets. The 1940 Act permits the Fund to borrow only from banks and only to the extent that the value of its total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing), and requires the Fund to take prompt action to reduce its borrowings if this limit is exceeded. For the purpose of the 300% borrowing limitation, reverse repurchase transactions are considered to be borrowings.

     A reverse repurchase agreement involves a transaction by which a borrower (such as the Fund) sells a security to a purchaser (a member bank of the Federal Reserve System or a broker-dealer deemed creditworthy pursuant to standards adopted by the Company's Board of Directors) and simultaneously agrees to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.

LENDING PORTFOLIO SECURITIES. The Fund is authorized to make loans of portfolio securities, for the purpose of realizing additional income, to broker-dealers or other institutional investors deemed creditworthy pursuant to standards adopted by the Company's Board of Directors. The borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. Government securities or other liquid debt or equity securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest paid on the loaned securities, and a fee and/or a portion of the interest earned on the collateral, less any fees and administrative expenses associated with the loan.

ILLIQUID SECURITIES. The Fund may invest up to 15% of the value of its net assets in illiquid securities. Securities may be considered illiquid if the Fund cannot reasonably expect to receive approximately the amount at which the Fund values such securities within seven days. The Investment Manager has the authority to determine whether specific securities are liquid or illiquid pursuant to standards adopted by the Company's Board of Directors.

     The Fund's investments in illiquid securities may include securities that are not registered for resale under the Securities Act of 1933 (the "Securities Act"), and therefore are subject to restrictions on resale. When the Fund purchases unregistered securities, the Fund may, in appropriate circumstances, obtain the right to register such securities at the expense of the issuer. In such cases there may be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the security will be subject to market fluctuations.

The fact that there are contractual or legal restrictions on resale of certain securities to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A under the Securities Act, the Investment Manager may determine in particular cases, pursuant to standards adopted by the Company's Board of Directors, that such securities are not illiquid securities notwithstanding the legal or contractual restrictions on their resale. Investing in Rule 144A securities could have the effect of increasing the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.

CAN THE FUND'S OBJECTIVE AND POLICIES BE CHANGED?

The Fund's investment objective is a fundamental policy that may not be changed without a vote of its stockholders. However, except as otherwise indicated in this Prospectus or the Statement of Additional Information, the Fund's other investment policies and restrictions are not fundamental and may be changed without a vote of the stockholders. If there is a change in the Fund's investment objective or policies, stockholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

     The various percentage limitations referred to in this Prospectus apply immediately after a purchase or initial investment. Except as specifically indicated to the contrary, the Fund is not required to sell any security in its portfolio as a result of change in any applicable percentage resulting from market fluctuations.

WHAT IS THE FUND'S PORTFOLIO TURNOVER RATE?

The Fund may invest in securities on either a long-term or short-term basis.
The Investment Manager anticipates that the Fund's annual portfolio turnover rate should not exceed 150%, but the turnover rate will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. Securities in the Fund's portfolio will be sold whenever the Investment Manager believes it is appropriate to do so, regardless of the length of time that securities have been held, and securities may be purchased or sold for short-term profits whenever the Investment Manager believes it is appropriate or desirable to do so. Turnover will be influenced by sound investment practices, the Fund's investment objective and the need for funds for the redemption of the Fund's shares.

Because the Investment Manager will purchase and sell securities for the Fund's portfolio without regard to the length of the holding period for such securities, it is possible that the Fund's portfolio will have a higher turnover rate than might be expected for investment companies that invest substantially all of their funds for long-term capital appreciation or generation of current income. A high portfolio turnover rate would increase aggregate brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by the Fund's stockholders, and may under certain circumstances make it more difficult for the Fund to qualify as a regulated investment company under the Code. (See DIVIDENDS, DISTRIBUTIONS AND TAXES.)

INVESTMENT AND RISK CONSIDERATIONS

Investment in the Fund is subject to a variety of risks, including the following:

RISKS OF EQUITY INVESTMENTS

Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in the issuer's financial condition and prospects and on overall market and economic conditions. The value of the Fund's net assets can be expected to fluctuate.

RISKS OF INVESTING IN HEALTH CARE STOCKS.

Because the Fund will focus its investments in health care companies, the Fund will be more susceptible than other investment companies to market and other conditions affecting health care companies. Such conditions include competitive pressures affecting the financial condition of health care companies, rapid product obsolescence, dependence on extensive research and development, aggressive pricing and greater sensitivity to changes in governmental regulation and policies. As a result of the Fund's concentration on a single sector, the Fund's net assets may be more volatile in price than the net asset value of a company with a more broadly diversified portfolio.

RISKS OF INVESTING IN FOREIGN MARKETS.

Investing in foreign equity securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar. In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards, or to other regulatory practices and requirements, comparable to those applicable to U.S. issuers. Furthermore, with respect to certain foreign countries, the possibility exists of political instability, expropriation or nationalization of assets, revaluation of currencies, confiscatory taxation, and limitations on foreign investment and use or removal of funds or other assets of the Fund (including the withholding of dividends and limitations on the repatriation of currencies). The Fund may also experience difficulties or delays in obtaining or enforcing judgments.


Most foreign securities markets have substantially less volume than U.S. securities markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, there is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete such transactions. In addition, the costs associated with transactions in securities traded on foreign markets or of foreign issuers, and the expense of maintaining custody of such securities with foreign custodians, generally are higher than the costs associated with transactions in U.S. securities on U.S. markets.

RISKS OF INVESTING IN SMALLER CAPITALIZATION COMPANIES.

Investing in securities of issuers with market capitalizations below $100 million at or near the time of purchase ("smaller capitalization companies") involves greater risk and the possibility of greater portfolio price volatility than investing in larger capitalization companies. For example, smaller capitalization companies may have less certain growth prospects, may be more sensitive to changing economic conditions, may have more limited financial and management resources, and may have less liquid markets for their securities, than larger, more established firms.

RISKS OF INVESTING IN EMERGING MARKETS.


There are special additional risks associated with investments in emerging markets. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

Economies in emerging markets generally are heavily dependent upon international trade, and may be affected adversely by the economic conditions of the countries in which they trade, as well as by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. In many cases, governments of emerging market countries continue to exercise a significant degree of control over the economies of such countries. In addition, certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a heightened possibility of confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. Unanticipated political or social developments may also affect the value of the Fund's investments in those countries.

RISKS OF HEDGING TECHNIQUES.

There are a number of risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments. Differences between the options and securities markets could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for a variety of reasons. When trading options on foreign exchanges, many of the protections afforded to participants in the United States will not be available. Although the purchaser of an option cannot lose more than the amount of the premium plus transaction costs, this entire amount could be lost.

The Fund's currency management techniques involve risks different than those that arise in connection with investments in dollar-denominated securities. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk than would otherwise be the case. Transactions in futures contracts and options on futures contracts involve risks similar to those of options on securities. In addition, the potential loss incurred by the Fund in such transactions is unlimited.

The use of hedging techniques is a highly specialized activity, and there can be no assurance as to the success of any hedging operations which the Fund may implement. Gains and losses in such transactions depend upon the Investment Manager's ability to predict correctly the direction of stock prices, interest rates, currency exchange rates, and other economic factors. Although such operations could reduce the risk of loss due to a decline in the value of the hedged security or currency, they could also limit the potential gain from an increase in the value of the security or currency.

RISKS OF SHORT SELLING.


Short sales by the Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. The Fund's net asset value per share will tend to be more volatile than would be the case if it did not engage in short sales. Short sales that are not "against the box" also theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty in purchasing securities to meet its short sale delivery obligations, might have to purchase such securities at higher prices than would otherwise be the case, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

WHAT OTHER RISK FACTORS SHOULD I BE AWARE OF?

CONVERTIBLE SECURITIES AND WARRANTS. The value of a convertible security is a function of both its yield in comparison with the yields of similar non-convertible securities and the value of the underlying stock. A convertible security held by the Fund may be subject to redemption at the option of the issuer at a fixed price, in which event the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Investment in warrants also involves certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching the exercise price, in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment in the warrant.

CREDIT OF COUNTERPARTIES. A number of transactions in which the Fund may engage are subject to the risks of default by the other party to the transaction. When the Fund engages in repurchase, reverse repurchase, when-issued, forward commitment, delayed settlement and securities lending transactions, it relies on the other party to consummate the transaction. Failure of the other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

BORROWING. Borrowing also involves special risk considerations. Interest costs of borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on the borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. To the extent the Fund enters into reverse repurchase agreements, the Fund is subject to risks that are similar to those of borrowing.

ORGANIZATION AND MANAGEMENT

WHO MANAGES THE FUND?

The Company was incorporated in Maryland in September 1995, and is an open-end management investment company or mutual fund. The Company's Board of Directors has overall responsibility for the operation of the Fund. Pursuant to such responsibility, the Board has approved contracts for various financial organizations to provide, among other things, day-to-day management services required by the Fund.

The Company, on behalf of the Fund, has retained as the Fund's investment manager RCM Capital Management, L.L.C., a Delaware limited liability company with principal offices at Four Embarcadero Center, Suite 3000, San Francisco, California 94111. The Investment Manager provides the Fund with investment supervisory services pursuant to an Investment Management Agreement, Power of Attorney and Service Agreement (the "Management Agreement") dated December 27, 1996. The Investment Manager manages the Fund's investments, provides various administrative services, and supervises the Fund's daily business affairs, subject to the authority of the Board of Directors.

The Investment Manager is actively engaged in providing investment supervisory services to institutional and individual clients, and is registered under the Investment Advisers Act of 1940. The Investment Manager was established in April 1996, as the successor to the business and operations of RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970. The Investment Manager is a wholly owned subsidiary of Dresdner Bank AG ("Dresdner"), an international banking organization with principal executive offices located in Frankfurt, Germany.

Pursuant to an agreement among RCM Limited L.P. ("RCM Limited"), the Investment Manager, and Dresdner, RCM Limited manages, operates and makes all decisions regarding the day-to-day business and affairs of the Investment Manager, subject to the oversight of RCM's Board of Managers. RCM Limited is a California limited partnership consisting of 39 limited partners and one general partner, RCM General Corporation, a California corporation ("RCM General"). Twenty-five of the limited partners of RCM Limited are also principals of the Investment Manager, and the shareholders of RCM General.

The Investment Manager's equity philosophy is to invest in growth stocks -- stocks of companies that are expected to have superior and predictable growth. Through fundamental research and a series of valuation screens, the Investment Manager seeks to purchase securities of those companies whose expected growth in earnings and dividends will provide a risk-adjusted return in excess of the market.

The Investment Manager has a long history of investing in health care stocks. Its research analysts have been researching health care companies for purchase in domestic equity portfolios for more than 20 years, and have been managing health care portfolios for more than 10 years. The research team consults regularly with the senior members of the Investment Manager's equity portfolio management team concerning the prospects for the health care industry generally as well as specific health care companies. The equity investment process also incorporates the Investment Manager's own macroeconomic views of the economy.

In addition to traditional research activities, the Investment Manager utilizes research produced by Grassroots Research, an operating group within the Investment Manager. Grassroots Research prepares research reports based on field interviews with customers, distributors, and competitors of the companies that the Investment Manager follows. In the health care area, Grassroots Research can be a valuable adjunct to the Investment Manager's traditional research efforts by providing a "second look" at health care companies in which the Fund is considering investing and by checking marketplace assumptions concerning market demand for particular products and services.

Jeffrey J. Wiggins and Selena A. Chaisson, M. D. are primarily responsible for the day-to-day management of the Fund. Mr. Wiggins is a Senior Vice President of the Investment Manager, with which he has been associated since 1992. He has managed institutional portfolios for the Investment Manager since 1992. Dr. Chaisson is a health care analyst for the Investment Manager, with which she has been associated since 1994. She has participated in the management of portfolios since 1996.

WHAT ARE THE FUND'S MANAGEMENT FEES?

For the services rendered by the Investment Manager under the Management Agreement, the Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the annualized rate of 1.00% of the value of the Fund's average daily net assets.

WHAT OTHER EXPENSES DOES THE FUND PAY?

The Fund is responsible for the payment of its operating expenses, including brokerage and commission expenses; taxes levied on the Fund; interest charges on borrowings (if any); charges and expenses of the Fund's custodian; investment management fees due to the Investment Manager; fees paid pursuant to the Fund's Rule 12b-1 plan; and all of the Fund's other ordinary operating expenses (e.g., legal and audit fees, securities registration expenses, and compensation of non-interested directors of the Company).

To limit the expenses of the Fund, the Investment Manager has agreed, until at least December 31, 1997, to pay the Fund on a quarterly basis the amount, if any, by which the ordinary operating expenses of the Company attributable to the Fund for the quarter (except interest, taxes and extraordinary expenses) exceed the annual rate of 2.10% of the value of the average daily net assets of the Fund. The Fund will reimburse the Investment Manager for fees deferred or other expenses paid by the Investment Manager pursuant to this agreement in later years in which operating expenses for the Fund are otherwise less than such expense limitation. Accordingly, until all such amounts are reimbursed, the Fund's expenses will be higher, and its total return will be lower, than would otherwise have been the case. No interest, carrying or finance charge will be paid by the Fund with respect to any amounts representing fees deferred or other expenses paid by the Investment Manager. In addition, the Fund will not be required to repay any unreimbursed amounts to the Investment Manager upon termination of the Management Agreement.

HOW DOES THE FUND DECIDE WHICH BROKERS TO USE?

The Investment Manager, subject to the overall supervision of the Company's Board of Directors, makes the Fund's investment decisions and selects the broker or dealer to be used in each specific transaction using its judgment to choose the broker or dealer most capable of providing the services necessary to obtain the best execution of that transaction. In seeking the best execution of each transaction, the Investment Manager evaluates a wide range of criteria. Subject to the requirement of seeking best execution, the Investment Manager may, in circumstances in which two or more brokers are in a position to offer comparable execution, give preference to a broker that has provided investment information to the Investment Manager. In so doing, the Investment Manager may effect securities transactions which cause the Fund to pay an amount of commission in excess of the amount of commission another broker would have charged. Subject to the requirement of seeking the best available execution, the Investment Manager may also place orders with brokerage firms that have sold shares of the Fund.

The Fund may in some instances invest in foreign and/or U.S. securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market (over-the-counter trades of exchange-listed securities) or fourth market (direct trades of securities between institutional investors without the intermediation of a broker-dealer). When transactions are executed in the over-the-counter market or the third or fourth market, the Investment Manager will seek to deal with the counterparty that the Investment Manager believes can provide the best execution, whether or not that counterparty is the primary market maker for that security.

When appropriate and to the extent consistent with applicable laws and regulations, the Fund may execute brokerage transactions through Dresdner Kleinwort Benson North America LLC, a wholly owned subsidiary of Dresdner, or other broker-dealer subsidiaries or affiliates of Dresdner.

WHO IS THE FUND'S DISTRIBUTOR?

Funds Distributor, Inc. (the "Distributor"), whose principal place of business is 60 State Street, Suite 1300, Boston, Massachusetts 02109, acts as distributor of shares of the Fund. The Distributor is engaged in the business of providing mutual fund distribution services to registered investment companies, and is an indirect wholly owned subsidiary of Boston Institutional Group, Inc., which is not affiliated with the Investment Manager or Dresdner.

The Distributor retains a portion of any initial sales charge upon the purchase of shares of the Fund. In addition, the Company has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund. Under the distribution plan, which is a "reimbursement plan," the Fund pays the Distributor an annual fee of up to 0.30% of the Fund's average daily net assets as reimbursement for certain expenses actually incurred by the Distributor in connection with distribution of shares of the Fund. These expenses include advertising and marketing expenses, payments to broker-dealers and others who have entered into agreements with the Distributor, the expenses of preparing, printing and distributing the prospectuses of the Fund to persons who are not already stockholders, and indirect and overhead costs associated with the sale of shares of the Fund. If in any month the Distributor is due more monies for such services than are immediately payable because of the expense limitation under the plan, the unpaid amount is carried forward from month to month while the plan is in effect until such time as it may be paid. However, no amounts carried forward are payable beyond the fiscal year during which they were incurred, and no interest, carrying or other finance charge is borne by the Fund with respect to any amount carried forward.

WHO IS THE FUND'S CUSTODIAN AND TRANSFER AGENT?

State Street Bank and Trust Company acts as the Fund's custodian, transfer agent, redemption agent and dividend paying agent (the "Custodian"). The Custodian's principal business address is 1776 Heritage Drive, North Quincy, Massachusetts 02171.

HOW TO PURCHASE SHARES

WHAT IS THE OFFERING PRICE FOR SHARES OF THE FUND?

Shares of the Fund are offered on a continuous basis at the offering price next determined after receipt of an order in proper form. The offering price is the net asset value per share plus a sales charge, if applicable. There is no minimum initial investment for investors purchasing shares through a broker-dealer or other financial institution having a service agreement with the Investment Manager and maintaining an omnibus account with the Fund. For other investors, the initial investment must be at least $5,000, and the minimum subsequent investment is $250 other than through the Fund's automatic dividend reinvestment plan. (See STOCKHOLDER SERVICES.)


IS THERE A SALES CHARGE?

The sales charges you pay when purchasing shares of the Fund are set forth below:

                    Sales Charges as Percentage of the:
                    -----------------------------------

                                                            Dealer Commission
Amount of Purchase at the          Offering  Net Amount     as Percentage of
Public Offering Price              Price     Invested       the Offering Price
------------------------           --------  ----------     ------------------
Less than $50,000                   5.00%      5.26%          4.50%
$50,000 but less than $100,000      4.50%      4.71%          4.00%
$100,000 but less than $250,000     3.50%      3.63%          3.25%
$250,000 but less than $500,000     2.50%      2.56%          2.25%
$500,000 but less than $1,000,000   2.00%      2.04%          1.75%
$1,000,000 or more                  0.00%      0.00%          0.00%

     Commissions will be paid by the Distributor to dealers who initiate and are responsible for purchases of $1 million or more and purchases made at net asset value by certain retirement plans of organizations with 50 or more eligible employees as set forth in the Statement of Additional Information.

WHEN IS THE SALES CHARGE WAIVED OR REDUCED?

NET ASSET VALUE PURCHASES.  The Fund may sell shares at net asset value to:

(1) current or retired directors, officers and employees of the Fund, the Distributor, the Investment Manager, certain family members of such persons, and trusts or plans primarily for such persons;

(2) current or retired registered representatives or full-time employees (and their spouses and minor children) of dealers having selling group agreements with the Distributor and plans for such persons;

(3) stockholders and former stockholders of another mutual fund which has a sales charge and is not a series of the Company, so long as shares of the Fund are purchased with the proceeds of a redemption, made within 60 days of the purchase, of shares of such other mutual fund (to obtain this benefit, the redemption check, endorsed to the Company, or a copy of the confirmation showing the redemption, must be forwarded to NFDS;

(4) companies or other entities exchanging securities with the Fund through a merger, acquisition or exchange offer;

(5) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees;

(6) participants in certain pension, profit-sharing or employee benefit plans that are sponsored by the Distributor and its affiliates;

(7) investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;


(8)  clients of investment advisers and financial planners referred to in item
(7) who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker, agent, investment adviser or financial institution;

(9) employee-sponsored benefit plans in connection with purchases of shares of the Fund made as a result of participant-directed exchanges between options in such a plan;

(10) "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of shares of the Fund; and

(11) such other persons as are determined by the Company's Board of Directors (or by the Distributor pursuant to standards adopted by the Board) to have acquired shares under circumstances not involving any sales expenses to the Fund or the Distributor.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. No sales charges are imposed on Fund shares purchased upon the reinvestment of dividends and distributions, or upon an exchange of shares from other series of the Company.

AGGREGATION. Sales charge discounts on purchases of shares of the Fund are available for certain aggregated investments. Investments which may be aggregated include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts, which may include purchases through employee benefit plans such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by trustees or other fiduciaries may also be aggregated if the investments are (1) for a single trust, estate or fiduciary account, including an employee benefit plan other than those described above, (2) made for two or more employee benefit plans of a single employer or affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a common trust fund or other pooled account not specifically formed for the purpose of accumulating Fund shares. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of shares of two or more series of the Company. For example, if you concurrently invest $500,000 in the Fund and $500,000 in another series of the Company, the sales charge would be reduced to reflect a $1,000,000 purchase.

RIGHT OF ACCUMULATION. The sales charge for your investment may also be reduced by taking into account your existing holdings in the Fund and the other series of the Company. See the account application and Statement of Additional Information for further details.

LETTER OF INTENT. You may reduce sales charges on all investments by meeting the terms of a letter of intent, a non-binding commitment to invest a certain amount within a 13-month period. Your existing holdings in the Fund and the other series of the Company may also be combined with the investment commitment set forth in the letter of intent to further reduce your sales charge. Up to 5% of the letter amount will be held in escrow to cover additional sales charges which may be due if your total investments over the letter period are not sufficient to qualify for a sales charge reduction. See the account application and Statement of Additional Information for further details.

HOW CAN I PURCHASE SHARES OF THE FUND?

Investors or their duly authorized agents may purchase shares of the Fund by sending a signed, completed subscription form to National Financial Data Services ("NFDS"), an affiliate of the Custodian, at P.O. Box 419927, Kansas City, Missouri 64141-6927, and paying for the shares as described below. Shares may also be purchased through certain brokers which have entered into a selling group agreement with the Distributor. Brokers may charge a fee for their services at the time of purchase or redemption. Subscription forms can be obtained from the Company.

Orders for shares received by NFDS prior to the close of the New York Stock Exchange composite tape on each day the New York Stock Exchange is open for trading will be priced at the net asset value (see HOW ARE SHARES PRICED?) computed as of the close of the New York Stock Exchange composite tape on that day. The Company reserves the right to reject any subscription at its sole discretion. Orders received after the close of the New York Stock Exchange composite tape, or on any day on which the New York Stock Exchange is not open for trading, will be priced at the close of the New York Stock Exchange composite tape on the next succeeding day on which the New York Stock Exchange is open for trading.

Upon receipt of the order in proper form, NFDS will open a stockholder account in accordance with the investor's registration instructions. A confirmation statement reflecting the current transaction will be forwarded to the investor.

WHERE SHOULD I SEND MY SUBSCRIPTION PAYMENT?

Payment for shares purchased should be made by check or money order, made payable to RCM Global Health Care Fund. Checks should be bank or certified checks. The Company, at its option, may accept a check that is not a bank or certified check; however, third party checks will not be accepted. Payments should be sent to:

RCM Equity Funds, Inc.
P.O. Box 419927
Kansas City, MO  64141-6927

Attn: RCM Global Health Care Fund
      Account 683

Investors may also make initial or subsequent investments by electronic transfer of funds or wire transfer of federal funds to the Company. Before transferring or wiring funds, an investor must first telephone the Company at (800) 726-7240 for instructions. On the telephone, the following information will be requested: name of authorized person; stockholder account number (if such account number is in existence); name of Fund; amount being transferred or wired; and transferring or wiring bank name.

Investors may be charged a fee if they effect transactions through a broker or agent. Your dealer is responsible for forwarding payment promptly to NFDS. The Company reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

The Company will issue share certificates of the Fund only for full shares and only upon the specific request of the stockholder. Confirmation statements showing transactions in the stockholder's account and a summary of the status of the account serve as evidence of ownership of shares of the Fund.

CAN I PAY FOR SHARES WITH INVESTMENT SECURITIES?

In its discretion, the Company may accept securities of equal value instead of cash in payment of all or part of the subscription price for the Fund's shares. Any such securities (i) will be valued at the close of the New York Stock Exchange composite tape on the day of acceptance of the subscription in accordance with the method of valuing the Fund's portfolio described under HOW ARE SHARES PRICED? below; (ii) will have a tax basis to the Fund equal to such value; (iii) must not be "restricted securities"; and (iv) must be permitted to be purchased in accordance with the Fund's investment objective and policies set forth in this Prospectus and must be securities that the Fund would be willing to purchase at that time. Prospective stockholders considering this method of payment should contact the Company in advance to discuss the securities in question and the documentation necessary to complete the transaction.

HOW ARE SHARES PRICED?

The net asset value of each share of the Fund on which the subscription and redemption prices are based is determined by the sum of the market value of the securities and other assets owned by the Fund less its liabilities, computed pursuant to standards adopted by the Company's Board of Directors. The net asset value of a share is the quotient obtained by dividing the net assets of the Fund (i.e., the value of the assets of the Fund less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares of the Fund outstanding. The net asset value of the Fund's shares will be calculated as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time, on each day that the New York Stock Exchange is open for trading.

STOCKHOLDER SERVICES

WHAT SERVICES ARE PROVIDED TO STOCKHOLDERS?

Automatic Reinvestment. Each income dividend and capital gains distribution, if any, declared by the Fund will be reinvested in full and fractional shares based on the net asset value as determined on the payment date for such distributions, unless the stockholder or his or her duly authorized agent has elected to receive all such payments or the dividend or distribution portions thereof in cash. Changes in the manner in which dividend and distribution payments are made may be requested by the stockholder or his or her duly authorized agent at any time through written notice to the Company and will be effective as to any subsequent payment if such notice is received by the Company prior to the record date used for determining the stockholders entitled to such payment. Any dividend and distribution election will remain in effect until the Company is notified by the stockholder in writing to the contrary.

EXCHANGE PRIVILEGE. You may exchange shares of the Fund into shares of any other series of the Company, without a sales charges or other fee, by contacting NFDS. Before affecting an exchange, you should obtain the currently effective prospectus of the series into which the exchange is to be made. Exchange purchases are subject to the minimum investment requirements of the series purchased. An exchange will be treated as a redemption and purchase for tax purposes.

Shares will be exchanged at the net asset value per share of the Fund and the series into which the exchange is to be made, next determined after receipt by NFDS of (i) a written request for exchange, signed by each registered owner or his or her duly authorized agent exactly as the shares are registered, which clearly identifies the exact names in which the account is registered, the account number and the number of shares or the dollar amount to be exchanged; and (ii) stock certificates for any shares to be exchanged which are held by the stockholder. Exchanges will not become effective until all documents in the form required have been received by NFDS. A stockholder in doubt as to what documents are required should contact NFDS.

ACCOUNT STATEMENTS. Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from the Company.

REPORTS TO STOCKHOLDERS. The fiscal year of the Fund ends on December 31 of each year. The Fund will issue to its stockholders semi-annual and annual reports; each annual report will contain a schedule of the Fund's portfolio securities, audited annual financial statements, and information regarding purchases and sales of securities during the period covered by the report as well as information concerning the Fund's performance in accordance with rules promulgated by the SEC. In addition, stockholders will receive quarterly statements of the status of their accounts reflecting all transactions having taken place within that quarter. The federal income tax status of stockholders' distributions will also be reported to stockholders after the end of each fiscal year.

STOCKHOLDER INQUIRIES. Stockholder inquiries should be addressed to the Company at the address or telephone number on the front page of this Prospectus.

REDEMPTION OF SHARES

HOW DO I REDEEM MY SHARES?

Subject only to the limitations described below, the Company will redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to the net asset value per share as next computed following the receipt of all necessary redemption documents. Because the net asset value of the Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for those shares.

Redemption payments will be made wholly in cash unless the Company's Board of Directors believes that unusual conditions exist which would make such a practice detrimental to the best interests of the Fund. Under such circumstances, payment of the redemption price could be made in whole or in part in portfolio securities.

Stockholders may be charged a fee if they effect transactions through a broker or agent.

WHEN WILL I RECEIVE MY REDEMPTION PAYMENT?

PAYMENT FOR SHARES. Payment for shares redeemed will be made within seven days after receipt by the Company of: (i) a written request for redemption, signed by each registered owner or his or her duly authorized agent exactly as the shares are registered, which clearly identifies the exact names in which the account is registered, the account number and the number of shares or the dollar amount to be redeemed; (ii) stock certificates for any shares to be redeemed which are held by the stockholder; and (iii) the additional documents required for redemptions by corporations, executors, administrators, trustees and guardians. Redemptions will not become effective until all documents in the form required have been received by the Company. A stockholder in doubt as to what documents are required should contact the Company.

If the Company is requested to redeem shares for which it has not yet received payment, the Company will delay, or cause to be delayed, the mailing of a redemption check until such time as it has assured itself that payment has been collected, which may take up to 15 days. Delays in the receipt of redemption proceeds may be avoided if shares are purchased through the use of wire-transferred funds or other methods which do not entail a clearing delay in the Fund receiving "good funds" for its use.

Upon execution of the redemption order, a confirmation statement will be forwarded to the stockholder indicating the number of shares sold and the proceeds thereof. Proceeds of all redemptions will be paid by check or federal funds wire no later than seven days subsequent to execution of the redemption order except as may be provided below.

SUSPENSION OF REDEMPTIONS. The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the New York Stock Exchange is closed (other than a customary weekend or holiday closing) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable, or as a result of which it is not reasonably practical for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of stockholders.

WHAT ELSE SHOULD I KNOW ABOUT REDEMPTIONS?

REINSTATEMENT PRIVILEGE. You may reinvest proceeds from a redemption of shares of the Fund, or proceeds of a dividend or capital gain distribution paid to you with respect to shares of the Fund, without a sales charge, in the Fund or any other series of the Company. Send a written request and a check to the Company within 90 days after the date of the redemption, dividend or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same series within 30 days.

INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Company may redeem all of the shares of any investor whose account has a net asset value of less than $5,000 due to redemptions (other than a stockholder who is a participant in a qualified retirement plan). The Company will give such stockholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.

INVESTMENT RESULTS

WILL THE FUND REPORT ITS PERFORMANCE?

The Fund may, from time-to-time, include information on its investment results and/or comparisons of its investment results to various unmanaged indices (which generally do not reflect deductions for administrative and management costs and expenses), indexes prepared by consultants, mutual fund ranking entities, and financial publications, or results of other mutual funds or groups of mutual funds, in advertisements or in reports furnished to present or prospective investors. Investment results will include information calculated on a total return basis (total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gain distributions). Such indexes and rankings may include the following, among others:

1.   The S&P 500 Composite Index.
2.   The Russell Midcap Index.
3. Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc. and Morningstar, which rank mutual funds by overall performance, investment objectives, and assets.

DIVIDENDS, DISTRIBUTIONS AND TAXES

WHAT DIVIDENDS DOES THE FUND PAY?

The Fund intends to distribute to its stockholders all of each fiscal year's net investment income and net realized capital gains, if any, on the Fund's investment portfolio. The amount and time of any such distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. Any dividend or distribution received by a stockholder on shares of the Fund shortly after the purchase of such shares by the stockholder will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

WHAT TAXES WILL I PAY ON FUND DIVIDENDS?

Dividends generally are taxable to stockholders at the time they are paid. However, dividends declared in October, November and December by the Fund and made payable to stockholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend no later than January 31 of the following year.

     Federal law requires the Company to withhold 31% of income from dividends, capital gains distributions and/or redemptions that occur in certain stockholder accounts if the stockholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. Amounts withheld are applied to the stockholder's federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in an overpayment of taxes. Under the Code, distributions of net investment income and net long-term capital gains by the Fund to a stockholder who, as to the United States, is a non-resident alien individual, non-resident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership may also be subject to U.S. withholding tax.

WILL THE FUND ALSO PAY TAXES?

The Company intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Code. By complying with the applicable provisions of the Code, the Fund will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to its stockholders.

The Fund may be required to pay withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce the Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund may elect to "pass through" to its stockholders the amount of foreign income taxes paid by the Fund, if such election is deemed to be in the best interests of stockholders. If this election is made, stockholders will be required to include in their gross income their pro rata share of foreign taxes paid by the Fund, and will be able to treat such taxes as either an itemized deduction or a foreign credit against U.S. income taxes (but not both) on their tax returns. If the Fund does not make that election, stockholders will not be able to deduct their pro rata share of such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their U.S. income taxes.

WHEN WILL I RECEIVE TAX INFORMATION?

Each stockholder will receive, at the end of each fiscal year of the Company, full information on dividends, capital gains distributions and other reportable amounts with respect to shares of the Fund for tax purposes, including information such as the portion taxable as capital gains, and the amount of dividends, if any, eligible for the federal dividends received deduction for corporate taxpayers.

The foregoing is a general abbreviated summary of present U.S. federal income tax laws and regulations applicable to dividends and distributions by the Fund. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state, and local tax laws and regulations applicable to dividends and distributions received.

GENERAL INFORMATION

WHAT OTHER INFORMATION SHOULD I KNOW ABOUT THE FUND?

The authorized capital stock of the Company is 1,000,000,000 shares of capital stock (par value $.0001 per share), of which 50,000,000 shares have been designated as shares of the Fund. In addition, 50,000,000 shares have been designated as shares of RCM Global Technology Fund, 50,000,000 shares have been designated as shares of RCM Global Small Cap Fund, and 50,000,000 shares have been designated as shares of RCM Large Cap Growth Fund. The Company's Board of Directors may, in the future, authorize the issuance of other classes of shares of the Fund (with, for example, different sales loads, or other distribution or service fee arrangements), or of other series of capital stock of the Company representing shares of additional investment portfolios or funds.

All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved affects only one series. There are no conversion or preemptive rights in connection with any shares of the Company. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of the Fund may not be modified except by vote of the majority of the outstanding shares of the Fund. Certificates are not issued unless requested and are never issued for fractional shares. Fractional shares are liquidated when an account is closed. As of December 31, 1996, there were 400,000 shares of the Fund outstanding, which were beneficially owned by clients of Dresdner Bank AG/Investment Management/Institutional Asset Management Division.

Shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of all series of the Company's shares voting for the election of directors can elect 100% of the directors if they wish to do so. In such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person to the Board of Directors.

The Company is not required to hold a meeting of stockholders in any year in which the 1940 Act does not require a stockholder vote on a particular matter, such as election of directors. The Company will hold a meeting of its stockholders for the purpose of voting on the question of removal of one or more directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and will assist in communicating with its stockholders as required by Section 16(c) of the 1940 Act.

This Prospectus does not contain all of the information set forth in the Company's registration statement and related forms as filed with the SEC, certain portions of which are omitted in accordance with rules and regulations of the SEC. The registration statements and related forms may be inspected at the Public Reference Room of the SEC at Room 1024, 450 5th Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the SEC at prescribed rates.